
                                                                   EXHIBIT 10(r)
                                                                   -------------










                      BOB EVANS FARMS, INC. AND AFFILIATES

                                      2002

                           SECOND AMENDED AND RESTATED

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

















                        Originally Adopted April 17, 1992



              First Amendment and Restatement Effective May 1, 1998



             Second Amendment and Restatement Effective May 1, 2002







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                                TABLE OF CONTENTS
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
                                                                                                PAGE
                                                                                                ----
SECTION  1.00          PURPOSE.....................................................................1

SECTION  2.00          DEFINITIONS.................................................................1

         2.01         Account......................................................................1
         2.02         Beneficiary..................................................................1
         2.03         Board........................................................................1
         2.04         Cause........................................................................1
         2.05         Change Agreement.............................................................1
         2.06         Change in Control............................................................1
         2.07         Code.........................................................................2
         2.08         Committee....................................................................2
         2.09         Common Shares................................................................2
         2.10         Confidential Information.....................................................2
         2.11         Disability...................................................................2
         2.12         Early Retirement Date........................................................2
         2.13         Effective Date...............................................................2
         2.14         Eligible Employee............................................................2
         2.15         Employer.....................................................................2
         2.16         Employer Contribution........................................................3
         2.17         Enrollment Form..............................................................3
         2.18         ERISA........................................................................3
         2.19         Group........................................................................3
         2.20         Group Member.................................................................3
         2.21         Inactive Participant.........................................................3
         2.22         Member.......................................................................3
         2.23         Normal Retirement Date.......................................................3
         2.24         Participant..................................................................3
         2.25         Plan.........................................................................3
         2.26         Plan Year....................................................................3
         2.27         Spouse.......................................................................3
         2.28         Stock Option.................................................................3
         2.29         Stock Option Plan............................................................3
         2.30         Termination..................................................................3

SECTION  3.00         PARTICIPATION................................................................4

         3.01         Eligibility to Participate...................................................4
         3.02         Designation of Beneficiary...................................................4


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
SECTION  4.00         MEMBERS' OBLIGATIONS.........................................................5

         4.01         Services During Certain Events...............................................5
         4.02         Confidential Information.....................................................5
         4.03         Effect of Breach of Obligations..............................................5

SECTION  5.00         CONTRIBUTIONS................................................................5

         5.01         Accounts.....................................................................5
         5.02         Participants' Earned Benefit.................................................6
         5.03         Employer Contribution.......................................................10
         5.04         Effect of Change in Control on Employer Contribution........................10
         5.05         Interest....................................................................10
         5.06         Stock Option Credits........................................................11

SECTION  6.00         DISTRIBUTIONS...............................................................11

         6.01         Distributions...............................................................11
         6.02         Death Benefits..............................................................11
         6.03         Disability Benefits.........................................................12
         6.04         Termination Other Than Death or Disability..................................12
         6.05         Amount and Payment of Benefits..............................................12

SECTION  7.00         PLAN COMMITTEE..............................................................13

         7.01         Appointment of Committee....................................................13
         7.02         Powers and Duties...........................................................13
         7.03         Actions by the Committee....................................................14
         7.04         Interested Committee Members................................................14
         7.05         Indemnification.............................................................14
         7.06         Conclusiveness of Action....................................................14
         7.07         Payment of Expenses.........................................................14
         7.08         Claims Procedure............................................................14
         7.09         Arbitration.................................................................16

SECTION  8.00         AMENDMENT TO THE PLAN.......................................................16

         8.01         Right to Amend..............................................................16
         8.02         Amendment Procedure.........................................................17

SECTION  9.00         TERMINATION OF THE PLAN.....................................................17

         9.01         Right to Terminate..........................................................17
         9.02         Plan Merger and Consolidation...............................................17
         9.03         Successor Employer..........................................................17

SECTION 10.00         UNFUNDED PLAN...............................................................17

SECTION  11.00        MISCELLANEOUS...............................................................18

         11.01        Voluntary Plan..............................................................18
         11.02        Non-alienation of Benefits..................................................18
         11.03        Inability to Receive Benefits...............................................18
         11.04        Lost Members................................................................18
         11.05        Limitation of Rights........................................................18
         11.06        Invalid Provision...........................................................18
         11.07        One Plan....................................................................19
         11.08        Governing Law...............................................................19

ENROLLMENT FORM

         1.00         Participant Information.....................................................20
         2.00         Method of Payment...........................................................21
                      2.01    Normal Payment Form.................................................21
                      2.02    Optional Payment Form...............................................21
         3.00         Designation of Beneficiary..................................................22
                      3.01    Primary Beneficiary Designation.....................................22
                      3.02    Contingent Beneficiary Designation..................................23
         4.00         Acknowledgment..............................................................24


                      BOB EVANS FARMS, INC. AND AFFILIATES

                                      2002

                           SECOND AMENDED AND RESTATED

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                              SECTION 1.00 PURPOSE

On April 17, 1992, Bob Evans Farms, Inc. ("Corporation") adopted the Bob Evans Farms, Inc. Supplemental Executive Retirement Plan to provide deferred and incentive compensation to a select group of its management or highly compensated employees. Effective May 1, 1998, the Plan was amended and restated. Effective May 1, 2002, the Corporation adopts this second amended and restated version of the Plan. This Plan is intended to be an unfunded, nonqualified program of deferred compensation within the meaning of Title I of ERISA.

                            SECTION 2.00 DEFINITIONS

When used in this Plan, the following terms will have the meanings given to them in this section unless another meaning is expressly provided elsewhere in this Plan. When applying these definitions, the form of any term or word will include any of its other forms.

2.01 ACCOUNT. The account established under Section 5.01 to measure the value of each Member's Plan benefit.

2.02 BENEFICIARY. The person a Member designates under Section 3.02 to receive any death benefit payable under Section 6.02.

2.03 BOARD. The Corporation's board of directors.

2.04 CAUSE. A Member's [1] willful and continued refusal to substantially perform assigned duties (other than any refusal resulting from incapacity due to physical or mental illness), [2] willful engagement in gross misconduct materially and demonstrably injurious to any Group Member or [3] breach of any term of this Plan. However, [4] Cause will not arise solely because the Member is absent from active employment during periods of vacation, consistent with the Employer's applicable vacation policy, or other period of absence initiated by the Member and approved by the Employer.

2.05 CHANGE AGREEMENT. An individual agreement between the Corporation and any Member describing the effect of a Change in Control.

2.06 CHANGE IN CONTROL.

         [1] With respect to any Member who is a party to a Change Agreement, a "change in control" as defined in (and subject to the terms of) that Member's Change Agreement; and

         [2] With respect to all Members, approval by the Corporation's stockholders of a definitive agreement [a] to merge or consolidate the Corporation with or into another corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which any Common Shares would be converted into cash, securities or other property of another corporation, other than a merger of the Corporation in which holders of Common Shares immediately before the merger have the same proportionate ownership of shares of the surviving corporation immediately after the merger as immediately before or [b] within a 12-consecutive calendar month period, to sell or otherwise dispose of 50 percent or more of the book value of the Group's assets. For purposes of this definition, "book value" will be established on the basis of the latest consolidated financial statement the Corporation filed with the Securities and Exchange Commission before the date any 12-consecutive calendar month measurement period began.

2.07 CODE. The Internal Revenue Code of 1986, as amended, or any successor statute.

2.08 COMMITTEE. The committee described in Section 7.00.

2.09 COMMON SHARES. The Corporation's common shares or any security issued in substitution, exchange or in place of the Corporation's common shares.

2.10 CONFIDENTIAL INFORMATION. Any and all information (other than information in the public domain) related to the Group's business or that of any Group Member, including all processes, inventions, trade secrets, computer programs, engineering or technical data, drawings, or designs, manufacturing techniques, information concerning pricing and pricing policies, marketing techniques, plans and forecasts, new product information, information concerning suppliers, methods and manner of operations, and information relating to the identity and location of all past, present and prospective customers.

2.11 DISABILITY. An incapacity due to physical or mental illness that has prevented a Member from discharging assigned duties on a full-time basis for at least 26 consecutive weeks.

2.12 EARLY RETIREMENT DATE. The date an Eligible Employee reaches age 55 and completes at least 10 "Years of Service" (as defined in the Corporation's tax-qualified Code ss.401(k) plan, whether or not a Member also is actively participating in that plan and whether or not that plan is terminated while this Plan remains in effect.

2.13 EFFECTIVE DATE. April 17, 1992, with respect to the Plan, May 1, 1998 with respect to the first amendment and restatement and May 1, 2002, with respect to this second amendment and restatement.

2.14 ELIGIBLE EMPLOYEE. Each person who is employed by a Group Member and who [1] is a member of its select group of management or is a highly compensated employee within the meaning of Title I of ERISA and [2] has met the eligibility conditions described in Section 3.01.

2.15 EMPLOYER. The Group Member by which a Member is directly employed on the date of any event, act or occurrence described in this Plan. If, without incurring a Termination, a Member becomes a common law employee of a Group Member other than the Employer, that

Group Member will automatically become that Member's "Employer" under this Plan and will be fully liable as the Member's Employer for all obligations arising under this Plan with respect to that Member during the period of that employment relationship.

2.16 EMPLOYER CONTRIBUTION. The amount calculated under Sections 5.02 and 5.03.

2.17 ENROLLMENT FORM. The form that each Eligible Employee must complete before he or she may participate in the Plan. To be effective, this notice must include all of the information described in Section 3.00.

2.18 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

2.19 GROUP. A controlled group of corporations or of a commonly controlled group of trades or businesses [as defined in Code ss.ss.414(b) and (c), as modified by Code ss.415(h)] or of an affiliated service group [as defined in Code ss.414(m)] or other organization described in Code ss.414(o) that includes the Corporation.

2.20 GROUP MEMBER. Each entity that is a member of the Group.

2.21 INACTIVE PARTICIPANT. A Member who is actively employed by an Employer but [1] no longer meets the eligibility conditions described in Section 3.01 or [2] has terminated employment with all Group Members but has not received a complete distribution of his or her Account balance.

2.22 MEMBER. Collectively, [1] a Participant or [2] an Inactive Participant.

2.23 NORMAL RETIREMENT DATE. The date an Eligible Employee reaches age 62.

2.24 PARTICIPANT. Each Eligible Employee who is actively participating in the Plan as provided in Section 3.01.

2.25 PLAN. The Bob Evans Farms, Inc. and Affiliates 2002 Second Amended and Restated Supplemental Executive Retirement Plan, as described in this document and as it may be subsequently amended.

2.26 PLAN YEAR. Each of the Corporation's fiscal years while the Plan is in effect.

2.27 SPOUSE. The individual to whom a Member is legally married.

2.28 STOCK OPTION. An option to purchase a share of Common Stock through the Stock Option Plan.

2.29 STOCK OPTION PLAN. The Bob Evans Farms, Inc. 1998 Stock Option and Incentive Plan or any other equity compensation plan designated by the Board.

2.30 TERMINATION. Termination of the common law employee-employer relationship between a Member and all Group Members for any reason, whether or not the Member subsequently becomes a consultant or adviser to any Group Member or serves as a member of the board of directors of any Group Member. However, a Termination will not be deemed to have occurred [1] solely because the Member's Employer ceases to be a Group Member and the Member continues to be employed by that former Group Member or [2] if the Member's common law employment relationship is transferred between Group Members without interruption.

                           SECTION 3.00 PARTICIPATION

3.01     ELIGIBILITY TO PARTICIPATE.

         [1] In its sole discretion, the Committee will decide which Eligible Employees may participate in the Plan and the earliest date on which they may participate.

         [2] Before he or she may participate in the Plan, each Eligible Employee must complete an Enrollment Form specifying [a] how his or her Account will be distributed (Section 6.05) and [b] his or her Beneficiary.

         [3] An Eligible Employee will continue to be a Participant until the earlier of the date he or she [a] becomes an Inactive Participant or [b] Terminates.

3.02     DESIGNATION OF BENEFICIARY.

         [1] Each Eligible Employee must designate one or more Beneficiaries when he or she completes an Enrollment Form. Unless a Member who designates more than one Beneficiary also specifies the sequence or the portion of the death benefit to be paid to each Beneficiary, the death benefit will be paid in equal shares to all named Beneficiaries.

         [2] A Member may change his or her Beneficiary at any time by identifying the new Beneficiary in the appropriate portion of a revised Enrollment Form and delivering that completed form to the Committee. No change of Beneficiary will be effective until the revised Enrollment Form is received by the Committee. The identity of a Member's Beneficiary will be based only on the designation in the Enrollment Form described in this section and will not be inferred from any other evidence.

         [3] If a Member has not made an effective Beneficiary designation or if all his or her Beneficiaries die before the Member, Plan death benefits will be paid to the Member's surviving Spouse. If there is no surviving Spouse, these death benefits will be paid to [a] the Member's issue, then living, per stirpes; or, if there are none, [b] the Member's executors or administrators. Any minor's share of a Plan death benefit will be paid to the adult who has been appointed to act as the minor's legal guardian and who has assumed custody and support of that minor.

         [4] The Member and the Beneficiary (and not the Committee) are responsible for ensuring that the Committee has the Beneficiary's current address.

                        SECTION 4.00 MEMBERS' OBLIGATIONS

4.01 SERVICES DURING CERTAIN EVENTS. By accepting participation in this Plan, if any "person" or entity [including a "group" as defined in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, or any successor statute] initiates a tender or exchange offer, distributes proxy materials to the Corporation's stockholders or takes other steps to effect, or that may result in, a Change in Control, each Member agrees not to Terminate voluntarily during the pendency of that activity other than by reason of retirement, and to continue to serve as a full-time employee of the Employer until those efforts are abandoned, that activity is terminated or until a Change in Control has occurred.

4.02 CONFIDENTIAL INFORMATION. Except as otherwise required by applicable law, by accepting participation in this Plan, each Member expressly agrees to keep and maintain Confidential Information confidential and not, at any time during or subsequent to the Member's employment with any Group Member, to use any Confidential Information for the Member's own benefit or to divulge, disclose or communicate any Confidential Information to any person or entity in any manner except [1] to employees or agents of the Employer or of the Corporation that need the Confidential Information to perform their duties on behalf of any Group Member or [2] in the performance of the Member's duties to the Employer. Each Member also agrees to notify the Corporation promptly of any circumstance the Member believes may legally compel the disclosure of Confidential Information and to give this notice before disclosing any Confidential Information.

4.03 EFFECT OF BREACH OF OBLIGATIONS. If a Member breaches any obligation described in this section or the Plan:

         [1] Before the Member has Terminated, the Member will forfeit all benefits otherwise due under this Plan; or

         [2] After the Member Terminates, the Member will repay any amounts previously paid under this Plan plus interest calculated at the prime interest rate quoted in the Wall Street Journal, or any successor to it, over the period beginning on the date of payment and ending on the date of repayment.

                           SECTION 5.00 CONTRIBUTIONS

5.01 ACCOUNTS. The Committee will establish an Account for each Participant to record:

         [1] The Employer Contribution, calculated under Sections 5.02 and 5.03; minus

         [2] Any distributions made to the Member under Section 6.00.

The Employer also will make a final Employer Contribution, calculated as provided in Sections 5.02 and 5.03, for the portion of the Valuation Period during which the Participant Terminates employment but only if the Member Terminates after meeting the conditions described in Section 6.04.

5.02 PARTICIPANTS' EARNED BENEFIT. As of the end of each Valuation Date, the Committee will calculate the amount to be credited to each Participant's Account by applying the following steps:

         [1] First, the Employer will establish the Valuation Period for which the contribution is being calculated. For these purposes:

                  [a] A Valuation Period is the period between each Valuation Date during which a Participant performs substantial services for a Group Member [i] beginning on the later of [A] the date a Participant first was employed by a Group Member or [B] April 26, 1991 and [ii] ending on the earlier of the date the Participant [A] Terminates, [B] is no longer a Participant (whether or not he or she remains a Member), [C] reaches his or her Normal Retirement Date, whether he or she also retires at that time or [D] reaches age 65. Unless the Committee specifically provides otherwise, all Valuation Periods will be comprised of 12 months and will end as of the last day of each Plan Year; and

                  [b] Valuation Date is the date the most recent Employer Contribution was calculated.

         [2] Then, the Committee will calculate the Compensation each Participant earned during the Valuation Period for which the Employer Contribution is being calculated. For these purposes, Compensation means [a] the total taxable remuneration the Participant earned for the Valuation Period (or the portion of the Valuation Period during which he or she was a Participant) plus [b] the amount the Participant deferred during the Valuation Period to a plan described in Code ss.ss.125 or 401(k) and maintained by any Group Member minus [c][i] the amount of any long-term incentive awards (e.g., performance share awards, restricted stock or stock appreciation rights) granted, earned or exercised during the Valuation Period and [ii] the value of any stock options granted or exercised under Code ss.83(b) during that Valuation Period. Also, if a Valuation Period is less than 12 months, the taxable remuneration described in Section 5.02[1][a] will be annualized on the basis of the whole months during that Valuation Period during which the Participant was a Participant.

         [3] Then, the Committee will calculate each Participant's Projected Compensation. This is done by:

                  [a] Averaging each Participant's Compensation over the fewer of [i] the current and the Participant's four preceding Valuation Periods or [ii] the number of Valuation Periods during which the Participant was employed by a Group Member; and

                  [b] Increasing that average by four percent for each Valuation Period that will elapse between [i] the end of the Valuation Period for which the Employer Contribution is being calculated [ii] the last Valuation Period that will end before the Participant's Normal Retirement Date [iii] averaging the Compensation projected to be received during the five Valuation Periods ending before the Participant's Normal Retirement Date.

         [4] Then, the Committee will calculate each Participant's Final Average Compensation.

                  [a] Until the Participant reaches his or her Normal Retirement Date, Final Average Compensation will be calculated by averaging each Participant's Projected Compensation (calculated under Section 5.02[3]) over the five consecutive Valuation Periods during the ten Valuation Periods that both [i] end before the Participant's Normal Retirement Date and [ii] produce the highest average; but

                  [b] At the Participant's Normal Retirement Date, Final Average Compensation will be calculated by averaging each Participant's Compensation over the five consecutive Valuation Periods during the ten Valuation Periods that end before the Participant's Normal Retirement Date that produces the highest average.

                  [c] The following rules will be applied when calculating a Participant's Final Average Compensation:

                           [i] The Final Average Compensation of a Participant who will have completed fewer than five Valuation Periods at his or her Normal Retirement Date will be the average of the Compensation the Participant received over his or her entire period of participation;

                           [ii] Compensation paid for the Valuation Period during which the Participant reaches Normal Retirement Date will be disregarded until the Participant reaches his or her Normal Retirement Date; and

                           [iii] A Participant's Final Average Compensation will neither increase nor decrease for any Valuation Period that begins after the Participant reaches his or her Normal Retirement Date.

         [5] Then, the Committee will establish each Participant's Prior Service Rate (if any). A Participant's Prior Service Rate (if any) is:

                  [a] The smaller of [i] 40 percent or [ii] two percent multiplied by the number of Valuation Periods the Participant will complete if he or she continues to be a Participant until Normal Retirement Date; multiplied by

                  [b] The quotient produced by dividing [i] the number of Valuation Periods the Participant had completed as of the last day of the Corporation's 1997 fiscal year by [ii] the number of Valuation Periods the Participant will complete if he or she continues to be a Participant until Normal Retirement Date.

         A Participant who was first employed after the Corporation's 1997 fiscal year will not have a Prior Service Rate.

         [6] A Participant's Future Service Rate is:

                  [a] The smaller of [i] 55 percent or [ii] 2.75 percent multiplied by the number of Valuation Periods the Participant will complete if he or she continues to be a Participant until Normal Retirement Date; reduced, but not below zero, by

                  [b] The Participant's Prior Service Rate (if any) calculated under Section 5.02[5]; and multiplied by

                  [c] The smaller of [i] one or [ii] the quotient produced by dividing [A] the number of Valuation Periods the Participant had completed after the Corporation's 1997 fiscal year into [B] the larger of five or the number of Valuation Periods the Participant will complete after the end of the Corporation's 1997 fiscal year if he or she continues to be a Participant until Normal Retirement Date.

         [7] Then, the Committee will calculate each Participant's Target Benefit. A Participant's Target Benefit is:

                  [a] The larger of [i][A] the Participant's Final Average Compensation (calculated under Section 5.02[4]); multiplied by [B] the Participant's Prior Service Rate, if any, (calculated under Section 5.02[5]); plus [C] the Participant's Final Average Compensation (calculated under Section 5.02[4]); multiplied by [D] the Participant's Future Service Rate (calculated under Section 5.02[6]); or [ii] the Participant's Target Benefit calculated as of the last day of the preceding Valuation Period; minus

                  [b][i] The Participant's Social Security Benefit plus [ii] the Participant's Qualified Plan Benefit; multiplied by [iii] the smaller of [A] one or [B] the quotient produced by dividing the Participant's actual Valuation Periods earned as of the date the Target Benefit is being calculated by the Valuation Periods the Participant will earn if he or she remains actively employed until Normal Retirement Date.

                  [c] For purposes of calculating each Participant's Target
                  Benefit:

                           [i] A Participant's Social Security Benefit is 50 percent of the maximum annual Old Age, Survivor and Disability Insurance benefit projected to be payable to the Participant under the Social Security Act as of the Participant's Normal Retirement Date. This amount will be based on the Participant's projected "taxable wages," as defined in the Social Security Act, and other relevant factors in effect as of the date the calculation is being made; and

                           [ii] A Participant's Qualified Plan Benefit is the Participant's annual benefit, expressed in the form of a single life annuity, that can be derived from the sum of all employer-funded benefits (and attributable earnings) under all plans that are maintained by any Group Member and that are intended to comply with Code ss.401(a). The amount of this single life annuity will be established by applying the 1983 Group Annuity Mortality Table for Males, an annual interest rate of eight percent, and by assuming that benefits will begin at the Participant's Normal Retirement Date. For purposes of establishing a Participant's Qualified Plan Benefit, "employer-funded benefits" means all benefits funded through Employer contributions (and attributable earnings), for periods of employment before the Participant's Normal Retirement Date plus any distributions made to, in behalf of or with respect to the Participant before Normal Retirement Date (e.g., in-service withdrawals, retirement and disability benefits or distributions under any domestic relations order). Also, until the Participant reaches Normal Retirement Date, his or her Qualified Plan Benefit will be projected based on procedures established by the Committee.

         [8] Then, the Committee will compare the Participant's Target Benefit calculated under Section 5.02[7] with the Target Benefit calculated for the same Participant under Section 5.02[7] as in effect for the preceding Valuation Period.

                  [a] If the Participant's Target Benefit calculated for the current Valuation Period is the same as (or less than) the Participant's Target Benefit calculated for the preceding Valuation Period, no amount will be credited to the Participant's Account for the current Valuation Period; but

                  [b] If the Participant's Target Benefit calculated for the current Valuation Period is larger than the Participant's Target Benefit calculated for the preceding Valuation Period, an Earned Benefit will be credited to the Participant's Account. This amount will be calculated under the procedures described in Section 5.02[9].

         [9] If the Participant's Target Benefit for the current Valuation Period is larger than the Participant's Target Benefit for the preceding Valuation Period, the Committee will calculate an Earned Benefit for the current Valuation Period; by:

                  [a] Subtracting the Participant's Target Benefit for the preceding Valuation Period from the Target Benefit calculated for the current Valuation Period; and

                  [b] Calculating the Annuity Value of this difference. This is done by calculating the present value of the difference produced under Section 5.02[9][a] by applying the 1983 Group Annuity Mortality Table for Males, an annual interest rate of eight percent and by assuming that benefits will begin at the Participant's Normal Retirement Date or, if the Participant already has reached his or her Normal Retirement Date, that benefits will begin when the Participant reaches age 65.

5.03 EMPLOYER CONTRIBUTION. The Employer Contribution for each Participant is the amount calculated under Section 5.02[9][b]. This amount will be credited to each Participant's Account in cash (and credited with interest as described in Section 5.05) or, subject to Section 5.06, as Stock Options.

5.04 EFFECT OF CHANGE IN CONTROL ON EMPLOYER CONTRIBUTION.

         [1] Subject to any limitation imposed under a Change Agreement, if, within 36 months after a Change in Control, [a] the Plan is terminated and not replaced with a similar program providing comparable benefits and features or [b] with respect to a Member who is a party to a Change Agreement, an event occurs that generates a change in control payment under that Member's Change Agreement, [c] all Members Accounts will be fully vested and all Stock Options will be fully vested and [d] the Employer will credit a special and additional Employer Contribution to the Account of each Member who was a Participant on the date of the Change in Control, whether or not he or she is then a Participant.

         [2] This special change in control benefit will be calculated as provided in Sections 5.02 and 5.03 except that the Target Benefit (see
         Section 5.02[7]) will be calculated under the following formula:

                  [a] 2.75% X Final Average Compensation (as defined in Section 5.02[4]); minus

                  [b] The Participant's Social Security Benefit (as defined in
                  Section 5.02[7][c][i]); minus

                  [c] The Participant's Qualified Plan Benefit (as defined in
                  Section 5.02[7][c][ii]); multiplied by

                  [d] The smaller of [i] one or [ii] the quotient produced by dividing the Participant's actual Valuation Periods earned as of the date the Target Benefit is being calculated by the Valuation Periods the Participant will earn if he or she remains actively employed until Normal Retirement Date.

         Sections 5.02 and 5.03 will then be applied.

         [3] Regardless of any provision of this Plan, if more than one Change in Control (whether or not related) occurs, the total additional amount calculated under this section will be the largest amount calculated with respect to any single Change in Control.

5.05 INTEREST. As of each Valuation Date, amounts credited as cash to Accounts will be credited with interest at rates established by the Committee and announced to Members no later than the beginning of the election period described in Section 5.06.

5.06 STOCK OPTION CREDITS.

         [1] With the Committee's permission (which may be withheld for any reason or for no reason), a Participant may elect to receive his or her Employer Contribution in the form of Stock Options.

         [2] To make this election, the Participant must comply with procedures established by the Committee, no later than 60 days before the date the Employer Contribution is to be credited to Participants' Accounts. The Committee will apprise each Participant of the date the Employer Contribution will be credited and the maximum number of Stock Options that may be credited under this subsection.

         [3] The maximum number of Stock Options that may be credited to any Participant's Account for any Valuation Period is the smaller of [a] the number specified by the Committee or [b] the amount calculated under Section 5.03 divided by the Projected Option Value. If the number of Stock Options made available by the Committee is smaller than the aggregate number produced by application of Section 5.06[3][b] to all Participants requesting that their Employer Contribution be credited as Stock Options, the Committee will allocate the number of available Stock Options among Participants in the same proportion that the number produced by application of Section 5.06[3][b] for each Participant bears to the aggregate number of Stock Options produced by application of Section 5.06[3][b] to all Participants.

         [4] The Projected Option Value is [a] the "fair market value" (as defined in the Stock Option Plan) of a Common Share on the date the Employer Contribution is calculated, increased by [b] eight percent annually for each year between the last day of the Valuation Period for which the calculation is being made and the Participant's Normal Retirement Date and reduced by [c] the exercise price (as defined in the Stock Option Plan) associated with the option.

         [5] To the extent elected, Stock Options issued under this section will be in lieu of the Employer Contribution otherwise due for the Valuation Period.

                           SECTION 6.00 DISTRIBUTIONS

6.01 DISTRIBUTIONS. Subject to Section 6.05, Members' Accounts will be distributed at the earlier of the date the Member [1] dies (Section 6.02), [2] becomes Disabled (Section 6.03) or [3] Terminates with all Group Members after having earned a right to a Plan benefit as provided in Section 6.04.

6.02 DEATH BENEFITS. The undistributed value of the Account established for a Member who dies before Terminating will be paid to that Member's Beneficiary as of the Valuation Date following the Member's death. Any Beneficiary claiming a death benefit under the Plan must provide the Committee with satisfactory proof of the Member's death before any death benefit will be paid. If the Member dies before Terminating, this death benefit will be paid in a lump sum. If the Member dies after Terminating, this benefit will be paid in the same form in which it was being paid to the Member (or would have been paid, if benefit commencement had not then begun).

6.03 DISABILITY BENEFITS. A Member who becomes Disabled before Terminating will receive a distribution of 100 percent of the undistributed value of his or her Account, determined as of the Valuation Date following the date of Disability. If the Member becomes Disabled before Terminating, this benefit will be paid in a lump sum. If the Member becomes Disabled after Terminating, this benefit will be paid in the same form in which it was being paid to the Member (or would have been paid, if benefit commencement had not then begun).

6.04 TERMINATION OTHER THAN DEATH OR DISABILITY. Except as provided in this section, a Member who Terminates for any reason other than death or Disability will not be entitled to any Plan benefit if he or she Terminates before the earlier of:

         [1] His or her Early or Normal Retirement Date; or

         [2] Before an event described in Section 5.04[1][a] or [b].

However, in no case will a Member be entitled to receive any Plan benefit if he or she is Terminated for Cause.

6.05 AMOUNT AND PAYMENT OF BENEFITS.

         [1] Unless the Member has effectively elected the optional benefit form described in Section 6.05[2], all distributions made to a Member who Terminates after having earned a nonforfeitable benefit as provided in
         Section 6.04 will be paid in ten annual installments beginning no later than 60 days after the Member Terminates. The first of these distributions will be equal to one-tenth of the value of the Member's Account on the preceding Valuation Date. Subsequent distributions will be made on the anniversary of the initial distribution date and will equal the balance of the Member's Account as of the most recent Valuation Date divided by the number of unpaid annual installments.

         [2] Instead of the normal distribution form described in Section 6.05[1], a Member may elect to receive his or her Plan benefit:

                  [a] In the form of a single lump sum. If this election is made effectively, the entire benefit will be distributed within 60 days after the Valuation Date that coincides with or immediately follows the date the Member Terminated; or

                  [b] As described in Section 6.05[1] but beginning as of the last day of the Plan Year during which the Member reaches age 65.

         [3] To effectively elect an optional benefit form, the Member must file a written election with the Committee. This election must be made on a form prescribed by the Committee and must be delivered to the Committee no fewer than 12 months before it is to be effective. An election to receive an optional benefit form also may be revoked if the electing Member files a written election with the Committee no fewer than 12 months before the benefit otherwise would have been distributed in the optional benefit form previously elected. This revocation also must be made on a form prescribed by the Committee. Any election to receive payment in an optional form (or any revocation of an election to do so) will be disregarded unless the Member strictly complies with the procedures described in this section.

         [4] Once a Member's Account has been fully distributed, the Corporation, all Employers, all Group Members and the Plan will have no further liability to the Member or, if appropriate, to his or her Beneficiary.

                           SECTION 7.00 PLAN COMMITTEE

7.01 APPOINTMENT OF COMMITTEE. The Board will appoint a committee to administer the Plan. A Committee member may resign at any time by sending written notice to the Board specifying the effective date of his or her termination (which must always be prospective). Vacancies in the Committee will be filled by the Board as the need arises. Also, in its sole discretion, the Board may remove any Committee member at any time by giving written notice of removal to the affected Committee member and specifying the effective date of that action (which must always be prospective).

7.02 POWERS AND DUTIES. The Committee is fully empowered to exercise complete discretion to administer the Plan and to construe and apply all of its provisions. The Committee may delegate any of its powers and duties to any other person or organization. These powers and duties include:

         [1] Deciding which employees are Eligible Employees, which of them may participate in the Plan and the value of their benefit;

         [2] Resolving disputes that may arise with regard to the rights of Eligible Employees, Members and their legal representatives or Beneficiaries under the terms of the Plan. Subject to Sections 7.08 and 7.09, the Committee's decisions in these matters will be final;

         [3] Obtaining from each Group Member, Member and Beneficiary information that the Committee needs to determine any Member's or Beneficiary's rights and benefits under the Plan. The Committee may rely conclusively upon any information furnished by a Group Member, Member or Beneficiary;

         [4] Compiling and maintaining all records it needs to administer the Plan;

         [5] Upon request, furnishing each Group Member with reasonable and appropriate reports of its administration of the Plan;

         [6] Engaging legal, administrative, actuarial, investment, accounting, consulting and other professional services that the Committee believes are necessary and appropriate;

         [7] Adopting rules and regulations for the administration of the Plan that are not inconsistent with the terms of the Plan; and

         [8] Doing and performing any other acts provided for in the Plan.

7.03 ACTIONS BY THE COMMITTEE. The Committee may act at a meeting, or in writing without a meeting, by the vote or assent of a majority of its members. The Committee will appoint one of its members to act as a secretary to record all Committee actions. The Committee also may authorize one or more of its members to execute papers and perform other ministerial duties on behalf of the Committee.

7.04 INTERESTED COMMITTEE MEMBERS. No member of the Committee may participate in any Committee action that directly affects that member's individual interest in the Plan. These matters will be determined by a majority of the remainder of the Committee.

7.05 INDEMNIFICATION.

         [1] The Corporation will indemnify and hold harmless any Committee member or employee who performs services to or on behalf of the Plan ("Indemnified Party") against all liabilities and all reasonable expenses (including attorney fees and amounts paid in settlement other than to any Group Member) incurred or paid in connection with any threatened or pending action, suit or proceeding brought by any party in connection with the Plan. However, this indemnification will not extend to any Indemnified Party whose conduct in connection with the Plan is found to have been grossly negligent or wrongful. This determination will be based on any final judgment rendered in connection with the action, suit or proceeding complaining of the conduct or its effect or, if no final judgment is rendered, by a majority of the Board or by independent counsel to whom the Board has referred the matter.

         [2] The obligations under this section may be satisfied, in the Corporation's discretion, through the purchase of a policy or policies of insurance providing equivalent protection.

7.06 CONCLUSIVENESS OF ACTION. Subject to Sections 7.08 and 7.09, any action on matters within the discretion of the Committee will be conclusive, final and binding upon all Members and upon all persons claiming any rights under the Plan, including Beneficiaries.

7.07 PAYMENT OF EXPENSES.

         [1] Committee members will not be separately compensated for their services as Committee members. However, the Corporation will reimburse Committee members for all appropriate expenses they incur while carrying out their Plan duties.

         [2] The compensation or fees of accountants, counsel and other specialists and any other costs of administering the Plan will be paid by the Corporation or allocated among Employers.

7.08 CLAIMS PROCEDURE.

         [1] Any Member or Beneficiary who believes that he or she is entitled to an unpaid Plan benefit may file a claim with the Committee. By accepting participation in the Plan, each Member expressly waives any right to proceed under Section 7.09 unless and until the administrative remedies described in this Section 7.08 are fully exhausted.

         [2] If a claim is wholly or partially denied, the Committee will send a written notice of denial to the claimant. This notice must be written in a manner calculated to be understood by the claimant and must include:

                  [a] The specific reason or reasons for which the claim was denied;

                  [b] Specific reference to pertinent Plan provisions, rules, procedures or protocols upon which the Committee relied to deny the claim;

                  [c] A description of any additional material or information that the claimant may file to perfect the claim and an explanation of why this material or information is necessary; and

                  [d] A description of the steps the claimant may take to appeal an adverse determination.

         The Committee will render its decision within 90 days of receiving a benefit claim. However, if special circumstances (such as the need for additional information) require additional time, this decision will be rendered as soon as possible, but not later than 180 days after receipt of the claim and only if the Committee notifies the claimant, in writing, that it needs more time to review a claim and why that additional time is needed. If the Committee does not issue its decision within this period, the claim will be deemed to have been denied.

         [3] If a claim has been wholly or partially denied, the affected claimant, or his or her authorized representative may:

                  [a] Request that the Committee reconsider its initial denial by filing a written appeal no more than 60 days after receiving written notice that all or part of the initial claim was denied;

                  [b] Review pertinent documents and other material upon which the Committee relied when denying the initial claim; and

                  [c] Submit a written description of the reasons for which the claimant disagrees with the Committee's initial adverse decision.

         An appeal of an initial denial of benefits and all supporting material must be made in writing and directed to the Committee. The Committee is solely responsible for reviewing all benefit claims and appeals and taking all appropriate steps to implement its decision.

         The Committee's decision on review will be sent to the claimant in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions, rules, procedures or protocols upon which the Committee relied to deny the appeal.

         The Committee will render its decision within 60 days of receiving a benefit appeal. However, if special circumstances (such as the need to hold a hearing on any matter pertaining to the denied claim) require additional time, this decision will be rendered as soon as possible, but not later than 120 days after receipt of the claimant's written appeal and only if the Committee notifies the claimant, in writing, that it needs more time to review an appeal and why that additional time is needed. If the Committee does not issue its decision within this period, the claim will be deemed to have been denied.

7.09 ARBITRATION. Binding arbitration will be the exclusive means of resolving all disputes or questions not resolved to the claimant's satisfaction through the claims procedure described in Section 7.08.

         [1] After exhausting the procedures described in Section 7.08, the claimant may initiate arbitration by giving written notice to the Committee specifying the subject of the requested arbitration.

         [2] The arbitration will take place in the city in which the affected Member's last principal place of employment with a Group Member is or was located (or another location mutually agreed upon by the claimant and the Committee) and will be conducted in accordance with the rules of the American Arbitration Association in effect when the arbitration begins by three arbitrators, one appointed by each party and a third appointed by those two arbitrators. The Committee and the claimant (in his or her own behalf and on behalf of all other claimants) each waive any right to a jury trial with respect to any matter arising from this Plan.

         [3] Any determination or award made or approved by the arbitrator will be final and binding on the claimant and all Group Members. Judgment upon any award made in any arbitration may be entered and enforced in any court having competent jurisdiction.

         [4] The arbitrators will have no authority to add to, alter, amend or refuse to enforce any portion of this Plan or to award punitive damages against any Group Member or the claimant.

         [5] The costs of arbitration (including legal and other professional fees incurred) will be borne solely by the person by which they are incurred regardless of the result of the arbitration.

                       SECTION 8.00 AMENDMENT TO THE PLAN

8.01 RIGHT TO AMEND. The Corporation may modify, alter or amend the Plan at any time. However, no amendment may affect any Member's or Beneficiary's vested rights accrued under the Plan before the effective date of that amendment. If an amendment heightens the vesting conditions described in Section 6.04, each affected Member who has completed Valuation Periods comprised of at least 36 months may elect to have his or her vested rights computed without regard to that amendment, but only if the Member files a written election to this effect with the Committee during the period beginning on the date the amendment is adopted and ending on the later of [1] 60 days after the date the amendment is adopted [2] 60 days after the amendment is effective or [3] 60 days after the Member is issued a written notice of the amendment.

8.02 AMENDMENT PROCEDURE. The Board, an executive committee of the Board or other Board committee or any executive officer to which or to whom the Board delegates discretionary authority over the Plan may exercise the Corporation's right to amend the Plan.

                      SECTION 9.00 TERMINATION OF THE PLAN

9.01 RIGHT TO TERMINATE. The Corporation may terminate the Plan in whole or in part at any time by written action of the Board. Each Member affected by a full or partial Plan termination or by a complete discontinuance of contributions will be 100 percent vested in the value of all of his or her Account as of the date of that action. Also, the Committee may [1] distribute an affected Member's Account at the time the Plan terminates or partially terminates, even if this date is earlier than the date benefits otherwise would be distributed under
Section 6.05 or [2] hold those benefits until they are otherwise payable under the terms of the Plan.

9.02 PLAN MERGER AND CONSOLIDATION. If the Plan is merged into or consolidated with any other plan, each affected Member will be entitled to a benefit immediately after the merger, consolidation or transfer (determined as if the surviving plan had then terminated) at least equal to the benefit he or she had accrued immediately before the merger or consolidation (determined as if the Plan terminated immediately before that merger or consolidation).

9.03 SUCCESSOR EMPLOYER. If any Employer dissolves into, reorganizes, merges into or consolidates with another business entity, provision may be made by which the successor will continue the Plan, in which case the successor will be substituted for the Employer under the terms and provisions of this Plan. The substitution of the successor for the Employer will constitute an assumption by the successor of all Plan liabilities and the successor will have all of the powers, duties and responsibilities of the Employer under the Plan.

                           SECTION 10.00 UNFUNDED PLAN

Notwithstanding any Plan provision to the contrary, the Plan constitutes an unfunded, unsecured promise by each Employer to pay only those benefits that are accrued by Members under the terms of the Plan. Neither the Corporation nor any Group Member will segregate any assets into a fund established exclusively to pay Plan benefits unless the Corporation, in its sole discretion, establishes a trust for the purpose of holding assets from which all or part of a Plan benefit may be paid. Neither the Corporation nor any Group Member is liable for the payment of Plan benefits that are actually paid from a trust established for that purpose. However, the Corporation (and each Group Member) are obliged to pay any benefits not paid from any trust. Also, Members, Beneficiaries and other persons claiming a Plan benefit through them have only the rights of general unsecured creditors and do not have any interest in or right to any specific asset of any Group Member. Nothing in this Plan constitutes a guaranty by the Corporation, any Group Member or any other entity or person that their assets will be sufficient to pay Plan benefits.

                           SECTION 11.00 MISCELLANEOUS

11.01 VOLUNTARY PLAN. The Plan is purely voluntary on the part of each Employer; neither the establishment of the Plan nor any amendment to it nor the creation of any fund or account nor the payment of any benefits may be construed as giving any person [1] a legal or equitable right against any Group Member or the Committee other than those specifically granted under the Plan or conferred by affirmative action of the Committee or any Employer in a manner that is consistent with the terms and provisions of this Plan or [2] the right to be retained in the service of any Employer. All Members remain subject to discharge to the same extent as though this Plan had not been established.

11.02 NON-ALIENATION OF BENEFITS. The right of a Member, Beneficiary or any other person to receive Plan benefits may not be assigned, transferred, pledged or encumbered except as provided in the Member's Beneficiary designation, by will or by applicable laws of descent and distribution. Any attempt to assign, transfer, pledge or encumber a Plan benefit will be null and void and of no legal effect.

11.03 INABILITY TO RECEIVE BENEFITS. Any Plan benefit payable to a Member or Beneficiary who is declared incompetent will be paid to the guardian, conservator or other person legally charged with the care of his or her person or estate. Also, if the Committee, in its sole discretion, concludes that a Member or Beneficiary is unable to manage his or her financial affairs, the Committee may, but is not required to, direct the Employer to distribute Plan benefits to any one or more of his or her Spouse, lineal ascendants or descendants or other close living relatives of the Member or Beneficiary who demonstrates to the satisfaction of the Committee the propriety of those distributions. Any payment made under this section will completely discharge the Plan's liability with respect to that payment. The Committee is not required to see to the application of any distribution made to any person.

11.04 LOST MEMBERS. Each Member is obliged to keep the Committee apprised of his or her current mailing address and that of his or her Beneficiary. The Committee's obligation to search for any Member or Beneficiary is limited to sending a registered or certified letter to the Member's or Beneficiary's last known address. Any amounts credited to the Account of any Member or Beneficiary who does not file a claim for benefits with the Committee will be forfeited no later than 12 months after benefits are otherwise payable and applied to reduce future Employer Contributions. However, this forfeited benefit will be restored and paid if the Committee subsequently approves a claim for benefits under the procedures described in Section 7.08.

11.05 LIMITATION OF RIGHTS. Nothing in the Plan, expressed or implied, is intended or may be construed as conferring upon or giving to any person, firm or association (other than Group Members, Members, their Beneficiaries and their successors in interest) any right, remedy or claim under or by reason of this Plan.

11.06 INVALID PROVISION. If any provision of this Plan is held to be illegal or invalid for any reason, the Plan will be construed and enforced as if the offending provision had not been included in the Plan. However, that determination will not affect the legality or validity of the remaining parts of this Plan.

11.07 ONE PLAN. This Plan may be executed in any number of counterparts, each of which will be deemed to be an original.

11.08 GOVERNING LAW. The Plan will be governed by and construed in accordance with the laws of the United States and, to the extent applicable, the laws of Ohio.

Executed effective May 1, 2002, unless otherwise specifically stated herein.



                                        BOB EVANS FARMS, INC.

                                        By: /s/ Stewart Owens
                                            ---------------------------

                                        Print Name: Stewart Owens
                                                    -------------------

                                        Title: Chairman, President, CEO
                                               -------------------------

Date: 5/01/02
      ----------

                      BOB EVANS FARMS, INC. AND AFFILIATES

                                      2002

                           SECOND AMENDED AND RESTATED

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 ENROLLMENT FORM


1.00  PARTICIPANT INFORMATION

Name: __________________________________________________________________________

Soc.Sec.No.: ___________________________________________________________________

Date of Birth: _________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Eligibility Date: ______________________________________________________________

                      BOB EVANS FARMS, INC. AND AFFILIATES

                                      2002

                           SECOND AMENDED AND RESTATED

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 ENROLLMENT FORM



2.00 METHOD OF PAYMENT.

2.01 NORMAL PAYMENT FORM. I understand that, unless I elect another form of payment, my SERP benefit will be paid in 10 annual installments beginning within 60 days after I terminate employment with Bob Evans Farms, Inc. and all related companies

2.02 OPTIONAL PAYMENT FORM. Instead of receiving my SERP benefit in the normal form described in Section6.05[1], I elect to have my SERP benefit paid as (check one):

         [1] _____ a lump sum, paid within 60 days after I terminate employment with Bob Evans Farms, Inc. and all related companies;

         [2] _____ in 10 annual installments beginning within 60days after I reach age 65.

NOTE: Do not complete either Section 2.02[1] or 2.02[2] if you want to receive your SERP benefit in the normal payment form described in [1].

NOTE, ALSO: Other terms and conditions affecting payment of SERP benefits are described in the SERP, especially Section 6.00.

                      BOB EVANS FARMS, INC. AND AFFILIATES

                                      2002

                           SECOND AMENDED AND RESTATED

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 ENROLLMENT FORM



3.00 DESIGNATION OF BENEFICIARY.

3.01 PRIMARY BENEFICIARY DESIGNATION. I designate the following persons as my Primary Beneficiary or Beneficiaries to receive the portion of my SERP benefit that is not distributed to me before my death. This benefit will be paid, in the proportion specified, to:

______% to ____________________________________________________________
               (Name)                               (Relationship)
Address:_______________________________________________________________


______% to ____________________________________________________________
               (Name)                               (Relationship)
Address:_______________________________________________________________


______% to ____________________________________________________________
               (Name)                               (Relationship)
Address:_______________________________________________________________


______% to ____________________________________________________________
               (Name)                               (Relationship)

Address:_______________________________________________________________

NOTE: You are not required to name more than one Primary Beneficiary but if you do, the sum of these percentages may not be larger than 100 percent.

NOTE, ALSO: Terms and conditions affecting the payment of death benefits are discussed in the SERP, especially Sections 3.02 and 6.02.

                      BOB EVANS FARMS, INC. AND AFFILIATES

                                      2002

                           SECOND AMENDED AND RESTATED

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 ENROLLMENT FORM



3.00 DESIGNATION OF BENEFICIARY, CONTINUED.

3.02 Contingent Beneficiary Designation. If one or more of my Primary Beneficiaries dies before I die, I direct that any SERP benefit that might otherwise have been paid to that Beneficiary:

_____ Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

_____ Be distributed among the following Contingent Beneficiaries.

______% to ____________________________________________________________
               (Name)                               (Relationship)
Address:_______________________________________________________________


______% to ____________________________________________________________
               (Name)                               (Relationship)
Address:_______________________________________________________________


______% to ____________________________________________________________
               (Name)                               (Relationship)

Address:_______________________________________________________________

NOTE: You are not required to name more than one Contingent Beneficiary but if you do, the sum of these percentages may not be larger than 100 percent.

NOTE, ALSO: Terms and conditions affecting the payment of death benefits are discussed in the SERP, especially Sections 3.02 and 6.02.

                      BOB EVANS FARMS, INC. AND AFFILIATES

                                      2002

                           SECOND AMENDED AND RESTATED

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 ENROLLMENT FORM



4.00 ACKNOWLEDGMENT.

I acknowledge that:

         [1] The SERP is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined in the Employee Retirement Income Security Act of 1974, as amended) and that I have no right or claim to receive amounts credited to my Accounts other than those specifically granted by the terms of the Plan.

         [2] I understand the terms of the SERP and the conditions I must meet in order to receive a SERP benefit and the conditions that may cause me to forfeit my SERP benefit.

         [3] I am solely responsible for ensuring that the Committee's files contain my current mailing address and that of my Beneficiary.

         [4] I may change the form in which my SERP benefit is to be paid only by completing and delivering to the Committee a new Enrollment Form no later than 12 months before my benefit is scheduled to be distributed under the previously applicable payment form.

         [5] I may change my Beneficiary designations at any time but only by completing and delivering to the Committee a new Enrollment Form.


----------------------                ------------------------------------------
Date                                  Signature

                                      ------------------------------------------
                                      Name (please print)



Received by Committee on:__________________

By:______________________________________